EXHIBIT 99.2



                              Certification Pursuant To
                               18 U.S.C. Section 1350,
                               As Adopted Pursuant To
                    Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis G. Conforti, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Louis G. Conforti
---------------------
Louis G. Conforti
Co-President and Chief Financial Officer
November 13, 2002